J. P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio

Supplement dated November 15, 2007
to the Prospectus dated May 1, 2007

“The Portfolio Managers” section in “The Portfolio’s Management and Administration” section on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Portfolio Manager

Timothy N. Neumann, Managing Director and CFA charterholder is the portfolio manager for the JPMorgan Bond Portfolio. An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio manager group and lead portfolio manager for Core Plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of securities in the Portfolio is provided in the Portfolio’s Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-BOND-1107